UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 26, 2024

TERRITORIAL BANCORP INC.

(Exact Name of Registrant as Specified in its Charter)

Maryland	001-34403	26-4674701
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

1003 Bishop Street, Pauahi Tower Suite 500 Honolulu, Hawaii	96813
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (808) 946-1400

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	TBNK	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry Into a Material Definitive Agreement

On April 26, 2024, Hope Bancorp, Inc., a Delaware corporation (“Hope Bancorp”), and Territorial Bancorp Inc., a Maryland corporation (“Territorial Bancorp”), entered into an Agreement and Plan of Merger (the “Merger Agreement”). Pursuant to the terms and subject to the conditions set forth in the Merger Agreement, Territorial Bancorp will merge with and into Hope Bancorp, with Hope Bancorp as the surviving entity (the “Merger”), and following the Merger, Territorial Savings Bank, the wholly owned subsidiary of Territorial Bancorp, will merge with and into Bank of Hope, the wholly owned subsidiary of Hope Bancorp (the “Bank Merger” and, together with the Merger, the “Transaction”).

The Merger Agreement was unanimously approved by the Boards of Directors of each of Territorial Bancorp and Hope Bancorp. Subject to the fulfillment of customary closing conditions, certain of which are described below, the parties anticipate that the Transaction will close in the fourth quarter of 2024.

Upon the terms and conditions set forth in the Merger Agreement, at the effective time of the Merger (the “Effective Time”) each share of common stock, par value $0.01 per share, of Territorial Bancorp outstanding immediately prior to the Effective Time, other than certain shares held by Territorial Bancorp or Hope Bancorp, will be converted into the right to receive 0.8048 shares of common stock (the “Exchange Ratio”), par value $0.001 per share, of Hope Bancorp (“Hope Common Stock”). Holders of Hope Common Stock will receive cash in lieu of fractional shares (the Exchange Ratio and any cash in lieu of fractional shares collectively, the “Merger Consideration”).

The Merger Agreement contains customary representations and warranties from Territorial Bancorp and Hope Bancorp, and each party has agreed to customary covenants, including, among others, covenants relating to (1) the conduct of its business during the interim period between the execution of the Merger Agreement and the Effective Time, (2) in the case of Territorial Bancorp, its obligation to call a meeting of its stockholders to adopt the Merger Agreement, and, subject to certain exceptions, the obligation of its Board of Directors to recommend that its stockholders adopt the Merger Agreement and (3) in the case of Territorial Bancorp, certain non-solicitation obligations with respect to alternative business combination proposals.

The completion of the Merger is subject to customary closing conditions, including, (i) adoption and approval by Territorial Bancorp’s stockholders of the Merger Agreement, (ii) authorization for listing on the Nasdaq Stock Market of the shares of Hope Common Stock to be issued in the Merger, subject to official notice of issuance, (iii) the receipt of all required regulatory approvals, including, but not limited to, the approval of the Board of Governors of the Federal Reserve System, the Federal Deposit Insurance Corporation, the Division of Financial Institutions, Department of Commerce and Consumer Affairs, State of Hawaii, and the California Department of Financial Protection and Innovation, without the imposition of a burdensome condition, (iv) the effectiveness of the registration statement on Form S-4 to be filed with the Securities and Exchange Commission (“SEC”) by Hope Bancorp in connection with the transactions contemplated by the Merger Agreement, and (v) the absence of any order, injunction, decree or other legal restraint preventing the completion of the Transactions or making them illegal. Each party’s obligation to complete the Merger is also subject to additional customary conditions, including (a) subject to certain exceptions, the accuracy of the representations and warranties of the other party, (b) the performance in all material respects by each party of its obligations under the Merger Agreement, and (c) receipt by such party of an opinion from its counsel to the effect that the Merger will qualify as a reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended.

The Merger Agreement provides certain termination rights for both Territorial Bancorp and Hope Bancorp. The Merger Agreement can be terminated by mutual written consent, or by either party (1) if there is a final, non-appealable order, decree or ruling permanently enjoining or otherwise prohibiting the consummation of the Merger, (2) if the Merger has not been consummated by the one year anniversary of the Merger Agreement, subject to extension as set forth in the Merger Agreement, (3) if Territorial Bancorp’s stockholders fail to adopt and approve the Merger Agreement, or (4) if the other party has breached its representations, warranties or covenants in a way that prevents satisfaction of a closing condition, subject to a cure period. Additionally, Territorial Bancorp or Hope Bancorp may terminate the Merger Agreement if Territorial Bancorp’s board of directors changes its recommendation that its stockholders vote to adopt and approve the Merger Agreement.

The Merger Agreement further provides that a termination fee of $3.0 million will be payable by Territorial Bancorp in connection with the termination of the Merger Agreement under certain circumstances.

On April 26, 2024, in connection with the execution of the Merger Agreement, Hope Bancorp entered into a voting agreement (the “Voting Agreement”) with the directors and certain executive officers of Territorial Bancorp. The Voting Agreement provides, subject to the terms and conditions thereof, that each of the individuals who entered into the voting agreement, solely in their capacity as stockholders of Territorial Bancorp, will vote the Territorial Bancorp common shares she or he owns in favor of the adoption and approval of the Merger Agreement.

The foregoing summary of the Merger Agreement is not complete and is qualified in its entirety by reference to the full text of the Merger Agreement, which is attached as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated herein by reference in its entirety.

The representations, warranties and covenants of each party set forth in the Merger Agreement have been made only for the purposes of, and were and are solely for the benefit of the parties to, the Merger Agreement, may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between Territorial Bancorp and Hope Bancorp instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Accordingly, the representations and warranties may not describe the actual state of affairs at the date they were made or at any other time, and investors should not rely on them as statements of fact. In addition, such representations and warranties (1) will not survive consummation of the Merger, and (2) were made only as of the date of the Merger Agreement or such other date as is specified in the Merger Agreement. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in the parties’ public disclosures. Accordingly, the Merger Agreement is included with this filing only to provide investors with information regarding the terms of the Merger Agreement, and not to provide investors with any factual information regarding Territorial Bancorp or Hope Bancorp, their respective affiliates or their respective businesses. The Merger Agreement should not be read alone, but should instead be read in conjunction with the other information regarding Territorial Bancorp, Hope Bancorp, their respective affiliates or their respective businesses, the Merger Agreement and the Transaction that will be contained in, or incorporated by reference into, the Registration Statement on Form S-4 that will include a proxy statement of Territorial Bancorp and a prospectus of Hope Bancorp, as well as in the Forms 10-K, Forms 10-Q and other filings that each of Territorial Bancorp and Hope Bancorp makes with the SEC.

Additional Information and Where to Find it

In connection with the proposed merger, Hope Bancorp, Inc. will file with the SEC a Registration Statement on Form S-4, which will include a Proxy Statement of Territorial Bancorp Inc. that also constitutes a prospectus of Hope Bancorp, Inc. Territorial Bancorp shareholders are encouraged to read the Registration Statement and the Proxy Statement/Prospectus regarding the merger when it becomes available and any other relevant documents filed with the SEC, as well as any amendments or supplements to those documents, because they will contain important information about the proposed merger. Territorial Bancorp shareholders will be able to obtain a free copy of the Proxy Statement/Prospectus, as well as other filings containing information about Hope Bancorp and Territorial Bancorp at the SEC’s Internet site (www.sec.gov). Territorial Bancorp shareholders will also be able to obtain these documents, free of charge, from Territorial Bancorp at https://www.tsbhawaii.bank/tsb/investor-relations/.

Participants in Solicitation

Territorial Bancorp and its directors, executive officers, management and employees may be deemed to be participants in the solicitation of proxies in respect of the merger. Information concerning Territorial Bancorp’s participants is set forth in the Proxy Statement, dated April 16, 2024, for Territorial Bancorp’s 2024 annual meeting of shareholders as filed with the SEC on Schedule 14A. Additional information regarding the participants in the solicitation of proxies in respect of the proposed transaction and interests of participants of Territorial Bancorp in the solicitation of proxies in respect of the merger will be included in the Registration Statement and Proxy Statement/Prospectus to be filed with the SEC. Free copies of these documents, when available, may be obtained as described in the preceding paragraph.

Forward-Looking Statements

Some statements in this Current Report may constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements relate to, among other things, expectations regarding the low-cost core deposit base, diversification of the loan portfolio, expansion of market share, capital to support growth, strengthened opportunities, enhanced value, geographic expansion, and statements about the proposed transaction being immediately accretive. Forward-looking statements include, but are not limited to, statements preceded by, followed by or that include the words “will,” “believes,” “expects,” “anticipates,” “intends,” “plans,” “estimates” or similar expressions. With respect to any such forward-looking statements, Hope Bancorp and Territorial Bancorp each claims the protection provided for in the Private Securities Litigation Reform Act of 1995. These statements involve risks and uncertainties. Hope Bancorp’s actual results, performance or achievements may differ significantly from the results, performance or achievements expressed or implied in any forward-looking statements. The closing of the proposed transaction is subject to regulatory approvals, the approval of Territorial Bancorp shareholders, and other customary closing conditions. There is no assurance that such conditions will be met or that the proposed merger will be consummated within the expected time frame, or at all. If the transaction is consummated, factors that may cause actual outcomes to differ from what is expressed or forecasted in these forward-looking statements include, among things: difficulties and delays in integrating Hope Bancorp and Territorial Bancorp and achieving anticipated synergies, cost savings and other benefits from the transaction; higher than anticipated transaction costs; deposit attrition, operating costs, customer loss and business disruption following the merger, including difficulties in maintaining relationships with employees and customers, may be greater than expected; and required governmental approvals of the merger may not be obtained on its proposed terms and schedule, or without regulatory constraints that may limit growth. Other risks and uncertainties include, but are not limited to: possible further deterioration in economic conditions in Hope Bancorp’s or Territorial Bancorp’s areas of operation or elsewhere; interest rate risk associated with volatile interest rates and related asset-liability matching risk; liquidity risks; risk of significant non-earning assets, and net credit losses that could occur, particularly in times of weak economic conditions or times of rising interest rates; the failure of or changes to assumptions and estimates underlying Hope Bancorp’s or Territorial Bancorp’s allowances for credit losses; potential increases in deposit insurance assessments and regulatory risks associated with current and future regulations; the outcome of any legal proceedings that may be instituted against Hope Bancorp or Territorial Bancorp; the risk that any announcements relating to the proposed transaction could have adverse effects on the market price of the common stock of either or both parties to the proposed transaction; and diversion of management’s attention from ongoing business operations and opportunities. For additional information concerning these and other risk factors, see Hope Bancorp’s and Territorial Bancorp’s most recent Annual Reports on Form 10-K. Hope Bancorp and Territorial Bancorp do not undertake, and specifically disclaim any obligation, to update any forward-looking statements to reflect the occurrence of events or circumstances after the date of such statements except as required by law.

Item 9.01	Financial Statements and Exhibits

(a)	Exhibits.

Exhibit No.	Exhibit

2.1	Agreement and Plan of Merger by and between Hope Bancorp, Inc. and Territorial Bancorp, Inc., dated as of April 26, 2024.*

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*	Schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Territorial Bancorp Inc.
DATE: May 1, 2024	By:	/s/ Melvin M. Miyamoto
Melvin M. Miyamoto, Executive Vice President and Chief Financial Officer